EXHIBIT 99.2

Supplemental Operating and Financial Information

December 31, 2003

Supplemental Information

Table of Contents

December 31, 2003

The information within refers to all Highwoods Properties' consolidated entities, except pages 32 to 38 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	12/31/03

Summary

Dollars in thousands, except per share amounts

	Three Months Ended
	12/31/03	12/31/02	Change F/(U)
Operations
Revenue from continuing operations	$107,901	$107,153	$748
Rental property expense from continuing operations	38,321	34,553	(3,768)

Net operating income from continuing operations	$69,580	$72,600	$(3,020)

Revenue from discontinued operations	$3,895	$11,737	$(7,842)
Rental property expense from discontinued operations	1,052	3,206	2,154

Net operating income from discontinued operations	$2,843	$8,531	$(5,688)

Interest and other income	$3,343	$4,781	$(1,438)
Equity in earnings of unconsolidated affiliates	1,848	1,765	83
General and administrative	6,671	6,026	(645)
G&A as a % of revenue and other income	5.7%	4.8%	-0.9%
EBITDA calculation
Net income	$12,930	$24,017	$(11,087)
Addback depreciation and amortization	34,153	38,016	$(3,863)
Addback interest expense	28,451	30,546	$(2,095)

EBITDA	$75,534	$92,579	$(17,045)

Interest expense from continuing operations	$28,451	$30,117	$1,666
Interest expense from discontinued operations	—	429	429
EBITDA/Interest expense	2.65	3.03	(0.38)
EBITDA/Interest expense + preferred dividends	2.09	2.42	(0.33)
Net income	$12,930	$24,017	$(11,087)
Funds from operations	32,598	39,892	(7,294)
Cash available for distribution	19,787	31,731	(11,944)
Per share - diluted:
Net income	$0.10	$0.30	$(0.20)
Funds from operations	0.61	0.75	(0.14)
Dividends paid	0.425	0.585	(0.16)
Dividends paid as % of funds from operations	69.7%	78.0%	8.3%
Dividends paid as % of cash available for distribution	128.9%	111.4%	-17.5%

	12/31/03	12/31/02	Change
Capitalization
Total assets	$3,326,809	$3,395,369	$(68,560)
Market capitalization:
Total debt	1,558,758	1,528,720	30,038
Market value of common equity	1,893,241	1,711,733	181,508

Total market capitalization	$3,451,999	$3,240,453	$211,546
Total Debt/Total Assets	46.9%	45.0%	-1.9%

	12/31/03	12/31/02	Change F/(U)
Portfolio
Total In-Service Square Footage	34,922,000	37,112,000	(2,190,000)
Occupancy	81.5%	84.0%	-2.5%
Same Property NOI	$60,966	$67,219	$(6,253)

Highwoods Properties, Inc.	i	12/31/03

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Banc of America Securities
Gene H. Anderson	Lee Schalop - 212-847-5677
Kay N. Callison
Edward J. Fritsch	Davenport & Company, LLC
Ronald P. Gibson	Rob Norfleet - 804-780-2170
William E. Graham Jr.
Lawrence S. Kaplan	Deutsche Banc Securities
L. Glenn Orr Jr.	Lou Taylor - 212-469-4912
O. Temple Sloan Jr., Chairman
Willard H. Smith Jr.	Green Street Advisors
John L. Turner	John Lutzius - 949-640-8780
F. William Vandiver, Jr.
Legg Mason
Senior Management Team	David Fick - 410-454-5018

Ronald P. Gibson	McDonald Investments, Inc.
Chief Executive Officer and Director	Anatole Pevnev - 216-263-4783

Edward J. Fritsch	Morgan Stanley Dean Witter
President, Chief Operating Officer	Gregory Whyte - 212-761-6331
and Director
Prudential Equity Group
Gene H. Anderson	Jim Sullivan - 212-778-2515
Senior Vice President and Director
Smith Barney Citigroup
Michael F. Beale	Jonathan Litt - 212-816-0231
Senior Vice President
UBS Warburg
Michael E. Harris	Keith Mills - 212-713-3098
Senior Vice President
Wachovia Securities
Carman J. Liuzzo	Chris Haley - 443-263-6773
Vice President, Investments and
Strategic Analysis

Mack D. Pridgen III
Vice President, General Counsel and
Secretary

Terry L. Stevens
Vice President, Chief Financial Officer
and Treasurer

Highwoods Properties, Inc.	ii	12/31/03

Corporate Information

Divisional Offices	Corporate Headquarters

Atlanta/Piedmont Triad	Highwoods Properties, Inc.
Gene H. Anderson - Regional Manager	3100 Smoketree Court, Suite 600
Raleigh, NC 27604
Atlanta, GA	919-872-4924
Gene H. Anderson, Senior Vice President
Stock Exchange
Piedmont Triad, NC
Mark W. Shumaker, Vice President	NYSE Trading Symbol: HIW

Orlando/Tampa	Investor Relations Contact
Michael F. Beale - Regional Manager
Tabitha Zane
Orlando, FL	Sr. Director, Investor Relations
Michael F. Beale, Senior Vice President	Phone: 919-431-1529
Fax: 919-876-6929
Tampa, FL	E-mail: tabitha.zane@highwoods.com
Stephen A. Meyers, Vice President
Information Request
Research Triangle/Richmond
To request a standard Investor Relations package, Annual
Research Triangle, NC	Report or to be added to our e-mail or fax list, please contact the
Robert G. Cutlip, Vice President	Investor Relations Coordinator at:
Phone: 919-875-6717 or 800-256-2963
Richmond, VA	Email: HIW-IR@highwoods.com
Paul W. Kreckman, Vice President
The Company

Kansas City/Charlotte/Memphis/	Highwoods Properties, Inc., a member of the S&P MidCap 400
Nashville	Index, is a fully integrated, self-administered real estate
Michael E. Harris - Regional Manager	investment trust ("REIT") that provides leasing, management, development, construction and other customer-related services
Kansas City, MO	for its properites and for third parties. As of December 31, 2003,
Barrett Brady, Senior Vice President	the Company owned or had an interest in 530 in-service office, industrial and retail properties encompassing approximately
Charlotte, NC	41.7 million square feet. Highwoods also owns approximately
Thomas F. Cochran, Senior Vice President	1,305 acres of development land. Highwoods is based in
Raleigh, North Carolina, and its properties and development
Memphis, TN	land are located in Florida, Georgia, Iowa, Kansas, Missouri,
Michael E. Harris, Senior Vice President	North Carolina, South Carolina, Tennessee and Virginia. For
more information about Highwoods Properties, please visit our
Nashville, TN	Web site at www.highwoods.com.
W. Brian Reames, Vice President

Highwoods Properties, Inc.	iii	12/31/03

Consolidated Statements of Income

Dollars in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/03	12/31/02	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Rental revenue	$422,062	$433,065	$107,901	$106,536	$103,657	$103,968	$107,153

Operating expenses:
Rental property	147,380	137,713	38,321	37,060	36,119	35,880	34,553
Depreciation and amortization	129,225	121,749	34,054	31,350	31,892	31,929	35,366
General and administrative (includes $3,700 of nonrecurring compensation expense in the year ended 12/31/02)	24,815	24,576	6,671	6,276	6,524	5,344	6,026
Litigation expense	—	2,700	—	—	—	—	—

Total operating expenses	301,420	286,738	79,046	74,686	74,535	73,153	75,945
Interest expense:
Contractual	111,193	109,512	27,575	28,122	27,822	27,674	29,751
Amortization of deferred financing costs	3,078	1,393	876	819	757	626	366

	114,271	110,905	28,451	28,941	28,579	28,300	30,117
Other income:
Interest and other income	11,916	13,562	3,343	2,506	3,208	2,859	4,781
Equity in earnings/(loss) of unconsolidated affiliates	4,750	8,063	1,848	1,626	(485)	1,761	1,765

	16,666	21,625	5,191	4,132	2,723	4,620	6,546

Income before gain/(loss) on disposition of land and depreciable assets, minority interest and discontinued operations	23,037	57,047	5,595	7,041	3,266	7,135	7,637
Gain on disposition of land	3,739	6,894	397	1,067	1,412	863	396
(Loss)/gain on disposition and impairment of depreciable assets, net	37	4,502	—	(203)	220	20	(548)

Income before minority interest and discontinued operations	26,813	68,443	5,992	7,905	4,898	8,018	7,485
Minority interest	(3,003)	(8,296)	(628)	(842)	(572)	(961)	(852)

Income from continuing operations	23,810	60,147	5,364	7,063	4,326	7,057	6,633
Discontinued operations:
Income from discontinued operations, net of minority int	14,326	21,707	2,462	3,130	4,449	4,285	4,822
Gain/(loss) on sale of discontinued operations, net of minority int	17,559	11,607	5,104	11,280	1,345	(170)	12,562

	31,885	33,314	7,566	14,410	5,794	4,115	17,384

Net income	55,695	93,461	12,930	21,473	10,120	11,172	24,017
Dividends on preferred stock	(30,852)	(30,852)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income available for common stockholders	$24,843	$62,609	$5,217	$13,760	$2,407	$3,459	$16,304

Net income per common share - diluted:
(Loss)/income from continuing operations	$(0.13)	$0.55	$(0.05)	$(0.01)	$(0.06)	$(0.01)	$(0.02)
Income from discontinued operations	$0.60	$0.62	$0.15	$0.27	$0.11	$0.07	$0.32

Net income	$0.47	$1.17	$0.10	$0.26	$0.05	$0.06	$0.30

Weighted average common shares outstanding - diluted	53,409	53,485	53,651	53,261	53,315	53,475	53,407

Rental property expenses / rental revenue	34.9%	31.8%	35.5%	34.8%	34.8%	34.5%	32.2%

Highwoods Properties, Inc.	Page 1	12/31/03

Statement of Funds from Operations

Dollars in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/03	12/31/02	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Funds from operations:
Net income	$55,695	$93,461	$12,930	$21,473	$10,120	$11,172	$24,017
Dividends to preferred shareholders	(30,852)	(30,852)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income applicable to common shares	24,843	62,609	5,217	13,760	2,407	3,459	16,304
Add/(Deduct):
Depreciation and amortization of real estate assets 1/	125,779	118,367	33,244	30,368	31,058	31,109	34,517
Gain/(loss) on disposition of depreciable assets 2/	(37)	(14,421)	—	203	(220)	(20)	197
Minority interest in income from continuing operations	3,003	8,296	628	842	572	961	852
Unconsolidated affiliates:
Depreciation and amortization of real estate assets 1/	9,225	9,619	2,086	2,235	2,489	2,415	2,554
Discontinued operations:
Depreciation and amortization of real estate assets 1/	2,918	12,028	99	565	889	1,365	2,650
Gain on sale, net of minority interest 2/	(17,847)	(15,191)	(5,104)	(11,280)	(1,345)	(118)	(12,562)
Minority interest in income from discontinued operations	1,792	2,909	293	387	560	552	635

Funds from operations before amounts allocable to min int 3/	149,676	184,216	36,463	37,080	36,410	39,723	45,147
Minority interest in funds from operations	(16,554)	(21,811)	(3,865)	(4,083)	(4,074)	(4,532)	(5,255)

Funds from operations applicable to common shares 3/	$133,122	$162,405	$32,598	$32,997	$32,336	$35,191	$39,892

Cash available for distribution:
Funds from operations before amounts allocable to min int 3/	$149,676	$184,216	$36,463	$37,080	$36,410	$39,723	$45,147
Add/(Deduct):
Rental income from straight-line rents	(5,189)	(3,672)	(688)	(1,136)	(1,680)	(1,685)	(1,132)
Amortization of intangible lease assets	517	—	305	212	—	—	—
Depreciation of non-real estate assets 1/	3,446	3,382	810	982	834	820	849
Impairment charges	2,701	13,503	—	—	2,413	288	351
Amortization of deferred financing costs	3,078	1,393	876	819	757	626	366
Non-recurring compensation expense	—	3,700	—	—	—	—	—
Litigation expense	—	2,700	—	—	—	—	—
Non-incremental revenue generating capital expenditures paid:
Building improvements	(12,409)	(7,947)	(2,384)	(4,500)	(2,734)	(2,791)	(3,086)
2nd generation tenant improvements	(27,810)	(20,531)	(9,802)	(6,588)	(6,932)	(4,488)	(7,796)
2nd generation lease commissions	(17,258)	(12,321)	(5,793)	(4,551)	(3,546)	(3,368)	(2,968)

	(57,477)	(40,799)	(17,979)	(15,639)	(13,212)	(10,647)	(13,850)

Cash available for distribution	$96,752	$164,423	$19,787	$22,318	$25,522	$29,125	$31,731

Funds from operations per share - diluted
Net income applicable to common shares	$0.47	$1.17	$0.10	$0.26	$0.05	$0.06	$0.30
Add/(Deduct):
Depreciation and amortization of real estate assets 1/	2.35	2.22	0.62	0.57	0.58	0.58	0.65
Gain/(loss) on disposition of depreciable assets 2/	—	(0.27)	—	—	—	—	—
Minority interest in income from operations	0.06	0.16	0.01	0.02	0.01	0.02	0.02
Unconsolidated affiliates:
Depreciation and amortization of real estate assets 1/	0.17	0.18	0.04	0.04	0.04	0.05	0.05
Discontinued operations:
Depreciation and amortization of real estate assets	0.05	0.22	—	0.01	0.02	0.02	0.05
Gain on sale, net of minority interest 2/	(0.33)	(0.28)	(0.10)	(0.21)	(0.02)	—	(0.24)
Minority interest in income from discontinued operations	0.03	0.05	0.01	0.01	—	0.01	0.01

Funds from operations before amounts allocable to min int 3/	2.80	3.45	0.68	0.70	0.68	0.74	0.84
Minority interest in funds from operations	(0.31)	(0.41)	(0.07)	(0.08)	(0.08)	(0.08)	(0.09)

Funds from operations applicable to common shares 3/	$2.49	$3.04	$0.61	$0.62	$0.60	$0.66	$0.75

Weighted average shares outstanding - diluted	53,409	53,485	53,651	53,261	53,315	53,475	53,407

Weighted average shares/units outstanding - diluted	60,034	60,631	59,990	59,830	60,028	60,360	60,437

Dividend payout data:
Dividends paid per common share/common unit - diluted:	$1.860	$2.340	$0.425	$0.425	$0.425	$0.585	$0.585

Funds from operations	74.7%	77.0%	69.7%	68.5%	70.8%	88.6%	78.0%

Cash available for distribution	115.4%	86.3%	128.9%	113.9%	100.0%	121.2%	111.4%

Highwoods Properties, Inc.	Page 2	12/31/03

Notes to FFO Table, Net Cash Flow and Capital Expenditures

Dollars in thousands, except per share amounts

1/      In connection with the SEC’s adoption of Regulation G, which governs the presentation of non-GAAP financial measures in documents filed with the SEC, the Company revised its definition of FFO for 2003 and all periods presented relating to the add-back of non-real estate depreciation and amortization. The Company’s revised definition is in accordance with the definition provided by NAREIT. The change reduced FFO before amounts allocable to minority interest by $3.4 million, or $0.06 per share for the full year 2003 and $3.4 million, or $0.05 per share for the full year 2002. For the fourth quarter of 2003, the impact was $810,000, or $0.01 per share and for the fourth quarter of 2002, the impact was $849,000, or $0.01 per share. For the first through third quarters of 2003, the change was $820,000, or $0.01 per share, $834,000, or $0.02 per share and $982,000, or $0.02 per share, respectively.

2/      In October 2003, NAREIT issued a Financial Reporting Alert that changed its current implementation guidance for FFO regarding impairment charges. Accordingly, impairment charges related to depreciable assets have now been included in FFO for the periods presented. The following is a reconciliation of gain/(loss) on disposition of depreciable assets included in the FFO calculation and gain/(loss) on disposition of depreciable assets included in the Company's Consolidated Statements of Income for all periods presented:

	Year Ended		Three Months Ended
	12/31/03	12/31/02	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Continuing Operations:
Gain/(loss) on disposition of depreciable assets per FFO calculation	$37	$14,421	$—	$(203)	$220	$20	$(197)
Impairment charges	—	(9,919)	—	—	—	—	(351)

Gain/(loss) on disposition and impairment of depreciable assets, net per Consolidated Statements of Income	$37	$4,502	$—	$(203)	$220	$20	$(548)

Discontinued Operations:
Gain/(loss) on disposition of depreciable assets per FFO calculation	$17,847	$15,191	$5,104	$11,280	$1,345	$118	$12,562
Impairment charges	(288)	(3,584)	—	—	—	(288)	—

Gain/(loss) on disposition and impairment of depreciable assets, net per Consolidated Statements of Income	$17,559	$11,607	$5,104	$11,280	$1,345	$(170)	$12,562

In addition to the impairment charges detailed above, FFO for the year ended December 31, 2003 also excludes a $2.4 million impairment charge included in the Company's equity in earnings of unconsolidated affiliates related to the acquisition of certain assets of the MG-HIW, LLC joint venture by the Company.

3/      As a result of the FASB’s “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections” (“SFAS 145”), losses on the extinguishment of debt will no longer be classified as an extraordinary item in the Company’s Consolidated Statements of Income. Therefore, the calculation of FFO will no longer include an add-back of this amount. Accordingly, FFO before amounts allocable to minority interest for the year ended December 31, 2002 was decreased by $687,000, which represents a loss on the extinguishment of debt incurred during those periods. There were no losses on the extinguishment of debt incurred in 2003.

As a result of the changes to the FFO calculation as outlined in footnotes 1/, 2/ and 3/, FFO has been reduced by the following in dollars and per share amounts:

FFO in dollars before amounts allocable to minority interest	$(6,147)	$(17,572)	$(810)	$(982)	$(3,247)	$(1,108)	$(1,200)

FFO per share	$(0.11)	$(0.29)	$(0.01)	$(0.02)	$(0.06)	$(0.02)	$(0.02)

Net cash provided by/(used in):
Operating activities	$157,120	$201,107	$28,360	$54,887	$35,067	$38,806	$28,128
Investing activities	65,511	195,587	64,535	14,599	6,565	(20,188)	110,308
Financing activities	(215,084)	(386,253)	(87,414)	(69,428)	(47,811)	(10,431)	(141,417)

Net increase/(decrease) in cash and cash equivalents	$7,547	$10,441	$5,481	$58	$(6,179)	$8,187	$(2,981)

	Year Ended
	12/31/03	12/31/02
Supplemental Capital Expenditure Disclosure
Development cost:
Shell construction and predevelopment costs	$8,419	$40,910
1st generation tenant improvements	15,625	15,270
1st generation lease commissions	2,549	4,569
Nonrecurring property renovation cost	15,994	11,195
Acquisitions	102,442	15,511
Furniture, Fixtures and Equipment	853	2,616

	$145,882	$90,071
Non-incremental revenue generating capital expenditures paid:	57,477	40,799

Total per the Statement of Cash Flows	$203,359	$130,870

Highwoods Properties, Inc.	Page 3	12/31/03

Consolidated Balance Sheets

Dollars in thousands

	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Assets:
Real estate assets, at cost:
Land and improvements	$397,131	$397,278	$383,022	$393,758	$395,556
Buildings and tenant improvements	2,903,147	2,885,818	2,784,406	2,853,010	2,834,670
Development in process	6,899	11,168	9,158	4,651	6,420
Land held for development	191,158	174,418	158,855	162,088	164,341
Furniture, fixtures and equipment	21,818	21,605	21,223	21,150	20,966

	3,520,153	3,490,287	3,356,664	3,434,657	3,421,953
Less-accumulated depreciation	(537,851)	(511,614)	(499,280)	(485,301)	(455,685)

Net real estate assets	2,982,302	2,978,673	2,857,384	2,949,356	2,966,268
Property held for sale	65,724	163,590	235,402	173,085	166,703
Cash and cash equivalents	18,564	13,083	13,025	19,204	11,017
Restricted cash	6,320	6,810	3,163	2,943	8,582
Accounts receivable, net	17,827	12,570	13,902	12,723	13,578
Notes receivable	24,623	18,920	27,617	32,077	31,057
Accrued straight-line rents receivable	51,189	51,592	51,703	50,462	48,777
Investment in unconsolidated affiliates	74,665	73,372	76,499	78,229	79,504
Other assets:
Deferred leasing costs	110,362	105,199	100,360	99,548	99,895
Deferred financing costs	46,198	44,506	42,544	42,548	26,120
Prepaid expenses and other	13,799	16,341	16,882	16,388	15,295

	170,359	166,046	159,786	158,484	141,310
Less-accumulated amortization	(84,764)	(81,134)	(76,448)	(73,531)	(71,427)

Other assets, net	85,595	84,912	83,338	84,953	69,883

Total Assets	$3,326,809	$3,403,522	$3,362,033	$3,403,032	$3,395,369

Liabilities and Stockholders’ Equity:
Mortgages and notes payable	$1,558,758	$1,612,483	$1,579,265	$1,580,301	$1,528,720
Accounts payable, accrued expenses and other liabilities	111,772	118,192	102,949	108,808	120,614

Total Liabilities	1,670,530	1,730,675	1,682,214	1,689,109	1,649,334
Minority interest	165,250	174,058	177,104	183,297	188,563
Stockholders’ Equity:
Preferred stock	377,445	377,445	377,445	377,445	377,445
Common stock	535	531	531	535	534
Additional paid-in capital	1,393,103	1,384,129	1,383,568	1,392,118	1,390,043
Distributions in excess of net earnings	(271,971)	(254,546)	(245,751)	(225,430)	(197,647)
Accumulated other comprehensive loss	(3,650)	(4,002)	(7,831)	(8,767)	(9,204)
Deferred compensation	(4,433)	(4,768)	(5,247)	(5,275)	(3,699)

Total Stockholders’ Equity	1,491,029	1,498,789	1,502,715	1,530,626	1,557,472

Total Liabilities and Stockholders’ Equity	$3,326,809	$3,403,522	$3,362,033	$3,403,032	$3,395,369

Ratios
Total Debt/Total Assets	46.9%	47.4%	47.0%	46.4%	45.0%

Highwoods Properties, Inc.	Page 4	12/31/03

Estimated Net Asset Value

December 31, 2003

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In- Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

Office	9.00%	9.25%	9.50%
Retail	7.75%	8.00%	8.25%
Industrial/Other	8.75%	9.00%	9.25%

Weighted average	8.84%	9.09%	9.34%

Wholly Owned Properties Net Operating Income YTD (1)
Office 2/ 3/	$217,151	$217,151	$217,151
Retail	26,516	26,516	26,516
Industrial/Other 4/	26,076	26,076	26,076

Total Net Operating Income	$269,743	$269,743	$269,743

Wholly Owned Properties Net Operating Income Annualized
Office	$223,786	$223,786	$223,786
Retail	26,516	26,516	26,516
Industrial/Other	26,076	26,076	26,076

Total Net Operating Income	$276,378	$276,378	$276,378

Wholly Owned Properties Capitalized Value
Office	$2,486,511	$2,419,308	$2,355,642
Retail	342,142	331,450	321,406
Industrial/Other	298,011	289,733	281,903

	$3,126,664	$3,040,491	$2,958,951

Highwoods’ Share of Joint Ventures
Net Operating Income YTD	$26,684	$26,684	$26,684

Net Operating Income Annualized	$25,025	$25,025	$25,025
Capitalization Rates	9.00%	9.25%	9.50%

Capitalized Value	$278,056	$270,541	$263,421

Value of Highwoods Preserve at $80 per square foot 5/	$65,280	$65,280	$65,280

Total In-Service Property Value	$3,470,000	$3,376,312	$3,287,652

Value of Other income
Annualized Development, Leasing and Management Fees	$6,560	$6,560	$6,560
Capitalization Rate	20%	20%	20%

Value of Other income	$32,800	$32,800	$32,800

Add Other assets:
Development Pipeline Investment	$18,954	$18,954	$18,954
Property Held for Sale, at Net Sales Price	90,266	90,266	90,266
Land held for development at Book Value	191,158	191,158	191,158
Cash and cash equivalents	18,564	18,564	18,564
Restricted cash	6,320	6,320	6,320
Accounts receivable, net	17,827	17,827	17,827
Notes receivable	24,623	24,623	24,623

Other assets total	$367,712	$367,712	$367,712

Gross Value of Assets	$3,870,512	$3,776,824	$3,688,164

Deductions:
Total Liabilities	$1,670,530	$1,670,530	$1,670,530
Preferred stock	377,445	377,445	377,445
Highwoods’ Share of Joint Ventures Liabilities	199,593	199,593	199,593

Estimated Net Asset Value	$1,622,944	$1,529,256	$1,440,596

Total diluted common shares and operating units	59,724	59,724	59,724

Estimated Net Asset Value Per Share	$27.17	$25.61	$24.12

1/	Excludes straight-line rent of $5.2 million and the intra period impact of the net operating income related to acquisitions and dispositions

2/	Added back the $2.5 million operating loss at Highwoods Preserve

3/	Deducted $497,000 for the operating income on the completed but not stabilized development projects

4/	Deducted $117,000 for the operating income on the completed but not stabilized development project

5/	Highwoods Preserve is an 816,000 square foot office campus in Tampa that Worldcom vacated 12/31/02.

Highwoods Properties, Inc.	Page 5	12/31/03

Combined Financial Information

Highwoods Properties and Unconsolidated Joint Ventures

Dollars in thousands

	Highwoods Properties Inc.	Highwoods’ Share of Joint Ventures	Total
		(see pages 32 - 34)
Statement of Operations:
For the three months ended December 31, 2003
Revenue:
Rental property revenue	$107,901	$11,164	$119,065
Expenses:
Rental property expense	38,321	4,814	43,135
Depreciation and amortization	34,054	2,086	36,140
General and administrative	6,671	—	6,671
Interest expense:
Contractual	27,575	2,571	30,146
Amortization of deferred financing costs	876	—	876

	28,451	2,571	31,022
Other income	5,191	—	5,191

Income from continuing operations before gains	$5,595	$1,693	$7,288

Net income	$12,930	1,848	$14,778
Deduct equity in earnings of unconsolidated affiliates	(1,848)	—	(1,848)
Addback depreciation and amortization	34,153	2,086	36,239
Addback interest expense	28,451	2,571	31,022

EBITDA	$73,686	$6,505	$80,191

EBITDA /Interest Expense			2.58

For the year ended December 31, 2003
Revenue:
Rental property revenue	$422,062	$46,307	$468,369
Expenses:
Rental property expense	147,380	19,623	167,003
Depreciation and amortization	129,225	9,225	138,450
General and administrative	24,815	—	24,815
Interest expense:
Contractual	111,193	10,941	122,134
Amortization of deferred financing costs	3,078	—	3,078

	114,271	10,941	125,212
Other income	16,666	—	16,666

Income from continuing operations before gains	$23,037	$6,518	$29,555

Net income	$55,695	$4,750	$60,445
Deduct equity in earnings of unconsolidated affiliates	(4,750)	—	(4,750)
Addback depreciation and amortization	132,143	9,225	141,368
Addback interest expense	115,271	10,941	126,212

EBITDA	$298,359	$24,916	$323,275

EBITDA /Interest Expense			2.56

As of December 31, 2003
Balance Sheet Information:
Total Assets 1/	$3,252,144	$279,055	$3,531,199
Debt	1,558,758	190,541	1,749,299
Total Liabilities	1,670,530	199,593	1,870,123

Total Debt/Total Assets			49.5%

1/	Excludes investment in unconsolidated affiliates

Highwoods Properties, Inc.	Page 6	12/31/03

Components of Discontinued Operations

Dollars in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/03	12/31/02	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Rental revenue	$27,015	$53,437	$3,895	$5,671	$8,485	$8,964	$11,737
Operating expenses:
Rental property	7,080	15,108	1,052	1,471	2,187	2,370	3,206
Depreciation and amortization	2,918	12,028	99	565	889	1,365	2,650
Interest expense	1,000	1,919	—	143	428	429	429

Total operating expenses	10,998	29,055	1,151	2,179	3,504	4,164	6,285

Interest and other income	101	234	11	25	28	37	5

	101	234	11	25	28	37	5

Income before gain/(loss) on disposition of depreciable assets and minority interest	16,118	24,616	2,755	3,517	5,009	4,837	5,457
Minority interest	(1,792)	(2,909)	(293)	(387)	(560)	(552)	(635)

Income from discontinued operations, net of minority interest	14,326	21,707	2,462	3,130	4,449	4,285	4,822

Gain/(loss) on disposition of discontinued operations	19,710	13,122	5,711	12,676	1,515	(192)	14,202
Minority Interest	(2,151)	(1,515)	(607)	(1,396)	(170)	22	(1,640)

Gain on disposition of discontinued operations, net of minority interest	17,559	11,607	5,104	11,280	1,345	(170)	12,562

Total discontinued operations	$31,885	$33,314	$7,566	$14,410	$5,794	$4,115	$17,384

Highwoods Properties, Inc.	Page 7	12/31/03

Capitalization

Dollars, shares and units in thousands

	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Long-Term Debt (see page 9 & 10)	$1,558,758	$1,612,483	$1,579,265	$1,580,301	$1,528,720
Preferred Stock:
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	53,474	53,103	53,072	53,484	53,400
Minority interest partnership units	6,203	6,505	6,625	6,848	6,975

Total shares and units outstanding	59,677	59,608	59,697	60,332	60,375

Stock price at period end	$25.40	$23.86	$22.30	$20.44	$22.10
Market value of equity	$1,893,241	$1,799,692	$1,708,688	$1,610,631	$1,711,733

Total market capitalization with debt	$3,451,999	$3,412,175	$3,287,953	$3,190,932	$3,240,453

See pages 32 to 38 for information regarding Highwoods’ Joint Ventures

Highwoods Properties, Inc.	Page 8	12/31/03

Long-Term Debt Summary

Dollars in thousands

	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Balances Outstanding:
Secured:
Conventional fixed rate	$755,049	$631,203	$653,092	$656,060	$515,411
Variable rate debt	68,709	68,780	4,173	4,241	4,309

Secured total	$823,758	$699,983	$657,265	$660,301	$519,720

Unsecured:
Fixed rate bonds and notes	$560,000	$806,500	$806,500	$806,500	$931,500
Variable rate debt	120,000	20,000	20,000	20,000	20,000
Credit facility	55,000	86,000	95,500	93,500	57,500

Unsecured total	$735,000	$912,500	$922,000	$920,000	$1,009,000

Total	$1,558,758	$1,612,483	$1,579,265	$1,580,301	$1,528,720

Average Interest Rates:
Secured:
Conventional fixed rate	7.2%	7.5%	7.6%	7.6%	8.0%
Variable rate debt	3.1%	3.2%	3.6%	3.7%	3.9%

Secured total	6.9%	7.1%	7.5%	7.5%	7.9%

Unsecured:
Fixed rate bonds	7.3%	7.4%	7.4%	7.4%	7.3%
Variable rate debt	2.5%	2.1%	2.5%	2.6%	2.8%
Credit facility	2.2%	2.3%	2.1%	2.3%	2.8%

Unsecured total	6.2%	6.8%	6.7%	6.9%	6.5%

Average	6.5%	6.9%	7.1%	7.1%	7.0%

Capitalized Interest:	$204	$276	$349	$366	$(1,325)

Maturity Schedule:

	Future Maturities of Debt
Year	Secured Debt 1/	Unsecured Debt		Total Debt 1/	Average Interest Rate
2004	$—	$—		$—	—
2005	69,647	120,000		189,647	4.7%
2006	71,191	165,000	2/	236,191	4.8%
2007	79,496	—		79,496	7.9%
2008	—	100,000		100,000	7.1%
2009	184,898	50,000		234,898	7.9%
2010	140,498	—		140,498	7.8%
2011	—	100,000		100,000	7.2%
2012	—	—		—	—
2013	272,348	—		272,348	5.9%
Thereafter	5,680	200,000		205,680	7.5%

Total maturities	$823,758	$735,000		$1,558,758	6.5%

Weighted average maturity = 7.0 years

1/	Excludes annual principal amortization

2/	Included in the $165.0 million of unsecured debt maturities is $55.0 million related to the credit facility which matures in 2006.

Highwoods Properties, Inc.	Page 9	12/31/03

Long-Term Debt Detail

Dollars in thousands

Secured Loans In Excess of $10 Million
Lender	Blended Rate	Maturity Date	Loan Balance 12/31/03	Undepreciated Book Value of Assets Secured
Monumental Life Insurance Company	7.8%	Nov-09	$176,726	$248,777
Northwestern Mutual Life	6.0%	Feb-13	143,713	185,364
Northwestern Mutual Life	7.8%	Nov-10	140,498	269,365
Mass Mutual	5.7%	Dec-13	127,500	183,135
Northwestern Mutual Life	8.2%	Jan-07	66,896	135,099
GECC	3.1%	Jan-06	64,676	84,567
Principal Life Insurance Company	8.6%	Apr-05	42,391	102,706
Principal Life Insurance Company	8.2%	Jul-05	27,257	68,649

	6.8%		$789,657	$1,277,662

All Other Secured Loans (12)	7.4%		$34,101	$82,767

Total Secured Loans	7.1%		$823,758	$1,360,429

Unsecured Bonds

Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Xpos 1/	7.2%	Jun-11	100,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$560,000

1/	Remarket date is 6/15/2004

Highwoods Properties, Inc.	Page 10	12/31/03

Portfolio Summary

(Rentable Square Feet)

	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02
Office Industrial & Retail
In-Service:
Office 1/	25,303,000	25,710,000	25,052,000	25,387,000	25,342,000
Industrial	8,092,000	9,934,000	10,243,000	10,243,000	10,242,000
Retail 2/	1,527,000	1,527,000	1,527,000	1,527,000	1,528,000

Total	34,922,000	37,171,000	36,822,000	37,157,000	37,112,000

Development Completed – Not Stabilized:
Office 1/	140,000	140,000	140,000	100,000	231,000
Industrial	—	60,000	60,000	60,000	60,000
Retail	—	—	—	—	—

Total	140,000	200,000	200,000	160,000	291,000

Development – In Process:
Office 1/	112,000	—	—	40,000	40,000
Industrial	350,000	350,000	—	—	—
Retail	—	—	—	—	—

Total	462,000	350,000	—	40,000	40,000

Total:
Office 1/	25,555,000	25,850,000	25,192,000	25,527,000	25,613,000
Industrial	8,442,000	10,344,000	10,303,000	10,303,000	10,302,000
Retail 2/	1,527,000	1,527,000	1,527,000	1,527,000	1,528,000

Total	35,524,000	37,721,000	37,022,000	37,357,000	37,443,000

Same Store
Office 1/	22,034,000	22,034,000	22,034,000	22,034,000	22,034,000
Industrial	7,897,000	7,897,000	7,897,000	7,897,000	7,897,000
Retail	1,505,000	1,505,000	1,505,000	1,505,000	1,505,000

Total	31,436,000	31,436,000	31,436,000	31,436,000	31,436,000

Percent Leased/Pre-Leased:
In-Service:
Office	79.2%	79.4%	80.5%	80.9%	82.3	% 3/
Industrial	85.7%	88.0%	88.7%	86.8%	86.2%
Retail	96.3%	96.3%	96.8%	96.5%	97.0%

Total	81.5%	82.4%	83.4%	83.2%	84.0	% 3/

Development Completed – Not Stabilized:
Office	36.0%	30.0%	30.0%	42.0%	61.3%
Industrial	—	50.0%	50.0%	50.0%	50.0%
Retail	—	—	—	—	—

Total	36.0%	36.0%	36.0%	45.0%	59.0%

Development - In Process:
Office	100.0%	—	—	0.0%	0.0%
Industrial	100.0%	100.0%	—	—	—
Retail	—	—	—	—	—

Total	100.0%	100.0%	—	0.0%	0.0%

Same Store
Office	79.7%	80.1%	81.3%	81.9%	83.3	% 4/
Industrial	86.1%	85.6%	86.8%	85.5%	84.9%
Retail	96.3%	96.3%	96.7%	96.6%	97.1%

Total	82.1%	82.2%	83.4%	83.5%	84.3	% 4/

1/	Substantially all of our Office properties are located in suburban markets

2/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

3/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. The impact on Office occupancy and Total occupancy was 3.2% and 2.2%, respectively.

4/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. Only 631,000 square feet of this lease was related to Same Store Properties. The impact on Office occupancy and Total occupancy was 2.8% and 1.8%, respectively.

Highwoods Properties, Inc.	Page 11	12/31/03

Portfolio Summary

(Continued)

As of December 31, 2003

Summary by Location:

	Rentable Square Feet				Percentage of Annualized Revenue 1/
Market			Occupancy		Office	Industrial	Retail	Total
Research Triangle 2/	4,706,000		80.8%		15.7%	0.2%	—	15.9%
Atlanta	6,919,000		78.4%		11.5%	3.3%	—	14.8%
Tampa	4,441,000		63.4	% 3/	13.0%	—	—	13.0%
Kansas City	2,433,000	4/	92.7%		4.1%	0.0%	8.6%	12.7%
Nashville	2,869,000		91.5%		11.2%	—	—	11.2%
Piedmont Triad 5/	6,688,000		90.0%		6.4%	4.0%	—	10.4%
Richmond	1,852,000		91.5%		7.1%	—	—	7.1%
Charlotte	1,655,000		79.6%		4.4%	0.3%	—	4.7%
Memphis	1,216,000		81.0%		4.6%	—	—	4.6%
Greenville	1,318,000		80.2%		3.7%	0.1%	—	3.8%
Columbia	426,000		57.9%		0.8%	—	—	0.8%
Orlando	299,000		44.9%		0.6%	—	—	0.6%
Other	100,000		64.1%		0.4%	—	—	0.4%

Total	34,922,000		81.5	% 6/	83.5%	7.9%	8.6%	100.0%

Summary by Location, Including Unconsolidated Joint Venture Properties:

	Rentable Square Feet		Percentage of Annualized Revenue 1/7/
Market		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Research Triangle 2/	5,161,000	82.4%	14.7%	0.2%	—	—	14.9%
Atlanta	7,569,000	79.1%	11.5%	3.0%	—	—	14.5%
Tampa	4,646,000	64.7%	12.1%	—	—	—	12.1%
Kansas City	2,857,000	91.9%	4.1%	0.0%	7.8%	—	11.9%
Nashville	2,869,000	91.5%	10.2%	—	—	—	10.2%
Piedmont Triad 3/	7,052,000	90.6%	6.2%	3.6%	—	—	9.8%
Richmond	2,264,000	92.9%	7.4%	—	—	—	7.4%
Charlotte	1,803,000	81.3%	4.1%	0.2%	—	—	4.3%
Memphis	1,216,000	81.0%	4.2%	—	—	—	4.2%
Des Moines	2,245,000	95.3%	3.0%	0.4%	0.1%	0.4%	3.9%
Greenville	1,318,000	80.3%	3.4%	0.1%	—	—	3.5%
Orlando	2,063,000	79.7%	2.1%	—	—	—	2.1%
Columbia	426,000	57.8%	0.8%	—	—	—	0.8%
Other	210,000	82.9%	0.4%	—	—	—	0.4%

Total	41,699,000	83.2%	84.2%	7.5%	7.9%	0.4%	100.0%

1/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Research Triangle Market = Raleigh, Durham metropolitan area

3/	Tampa’s occupancy would be 77.8% if the 816,000 SF Highwoods Preserve campus where Intermedia(Worldcom) rejected it’s lease was excluded.

4/	Excludes basement space in the Country Club Plaza property of 418,000 square feet

5/	Piedmont Triad Market = Greensboro, Winston-Salem metropolitan area

6/	Total occupancy would be 83.4% if the 816,000 SF Highwoods Preserve campus where Intermedia(Worldcom) rejected it’s lease was excluded.

7/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 36

Highwoods Properties, Inc.	Page 12	12/31/03

Portfolio Summary

(Continued)

As of December 31, 2003

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 1/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 1/
Research Triangle	4,605,000	80.7%	18.9%	101,000	86%	2.5%
Tampa	4,441,000	63.4%	15.6%	—	—	—
Atlanta	3,568,000	78.6%	13.8%	3,351,000	78%	41.7%
Nashville	2,869,000	91.5%	13.4%	—	—	—
Richmond	1,852,000	91.5%	8.5%	—	—	—
Piedmont Triad	2,318,000	84.7%	7.6%	4,370,000	93%	50.4%
Memphis	1,216,000	81.0%	5.5%	—	—	—
Charlotte	1,492,000	80.5%	5.3%	163,000	72%	3.4%
Kansas City	902,000	86.6%	4.9%	4,000	100%	0.1%
Greenville	1,215,000	82.6%	4.4%	103,000	52%	1.9%
Columbia	426,000	57.9%	1.0%	—	—	—
Orlando	299,000	44.9%	0.7%	—	—	—
Other	100,000	64.1%	0.4%	—	—	—

	25,303,000	79.2%	100.0%	8,092,000	85.7%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 1/
Kansas City 2/	1,527,000	96.3%	100.0%

	1,527,000	96.3%	100.0%

1/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

Highwoods Properties, Inc.	Page 13	12/31/03

Occupancy Trends - Office, Industrial and Retail Properties

Market	Measurement	12/31/2003	09/30/03	06/30/03	03/31/03	12/31/02
Atlanta	Rentable Square Feet	6,919,000	6,860,000	6,729,000	6,729,000	6,728,000
	Occupancy	78.4%	80.7%	82.5%	82.0%	83.0%
	Current Properties 4/	78.4%	80.3%	82.1%	81.4%	81.5%
Charlotte	Rentable Square Feet	1,655,000	1,727,000	1,729,000	1,729,000	1,729,000
	Occupancy	79.6%	79.5%	79.8%	79.1%	84.0%
	Current Properties 4/	79.6%	78.5%	78.9%	78.2%	83.3%
Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000	426,000
	Occupancy	57.9%	57.2%	60.2%	60.2%	67.4%
	Current Properties 4/	57.9%	57.2%	60.2%	60.2%	67.4%
Greenville	Rentable Square Feet	1,318,000	1,318,000	1,511,000	1,511,000	1,511,000
	Occupancy	80.2%	81.5%	84.0%	85.8%	86.8%
	Current Properties 4/	80.2%	81.5%	81.7%	83.8%	84.9%
Kansas City 1/	Rentable Square Feet	2,433,000	2,512,000	2,511,000	2,511,000	2,512,000
	Occupancy	92.7%	92.1%	93.1%	93.3%	94.5%
	Current Properties 4/	92.7%	92.7%	93.6%	93.9%	95.0%
Memphis	Rentable Square Feet	1,216,000	1,216,000	1,216,000	1,216,000	1,215,000
	Occupancy	81.0%	79.8%	80.5%	81.5%	80.8%
	Current Properties 4/	81.0%	79.8%	80.5%	81.5%	80.8%
Nashville	Rentable Square Feet	2,869,000	2,865,000	2,865,000	2,864,000	2,733,000
	Occupancy	91.5%	88.7%	87.0%	86.0%	87.7%
	Current Properties 4/	91.5%	88.7%	87.0%	86.0%	84.3%
Orlando	Rentable Square Feet	299,000	299,000	340,000	340,000	340,000
	Occupancy	44.9%	46.9%	48.8%	48.8%	47.6%
	Current Properties 4/	44.9%	46.9%	46.9%	46.9%	46.9%
Piedmont Triad	Rentable Square Feet	6,688,000	8,208,000	8,368,000	8,371,000	8,371,000
	Occupancy	90.0%	90.6%	90.0%	89.4%	88.9%
	Current Properties 4/	90.0%	88.9%	88.9%	88.3%	87.9%
Research Triangle	Rentable Square Feet	4,706,000	4,706,000	4,032,000	4,188,000	4,340,000
	Occupancy	80.8%	79.7%	81.2%	80.3%	81.9%
	Current Properties 4/	80.8%	79.7%	80.5%	79.7%	82.1%
Richmond	Rentable Square Feet	1,852,000	2,526,000	2,825,000	2,829,000	2,764,000
	Occupancy	91.5%	92.8%	93.9%	94.6%	95.0%
	Current Properties 4/	91.5%	90.4%	91.3%	92.4%	89.1%
Tampa	Rentable Square Feet	4,441,000	4,408,000	4,170,000	4,262,000	4,262,000
	Occupancy	63.4%	64.2%	66.4%	66.5%	67.1	% 2/
	Current Properties 4/	63.4%	64.3%	67.0%	66.6%	67.0%

Total 3/	Rentable Square Feet	34,822,000	37,071,000	36,722,000	36,976,000	36,931,000
	Occupancy	81.5%	82.4%	83.4%	83.2%	84.0	% 2/

	Current Properties 4/	81.5%	81.2%	82.1%	81.8%	82.2%

1/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

2/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. The impact on Tampa’s occupancy and Total occupancy was 19.1% and 2.2%, respectively.

3/	Excludes 100,000 square foot building located in South Florida.

4/	Only properties that were owned and in-service on December 31, 2003 are included for each quarter shown.

Highwoods Properties, Inc.	Page 14	12/31/03

Leasing Statistics

Office Portfolio

	Three Months Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	179	225	216	166	194	196
Rentable square footage leased	962,636	1,074,270	1,097,633	1,081,692	1,035,837	1,050,414
Square footage of Renewal Deals	614,969	629,353	891,772	822,005	748,258	741,271
Renewed square footage (% of total)	63.9%	58.6%	81.2%	76.0%	72.2%	70.6%
New Leases square footage (% of total)	36.1%	41.4%	18.8%	24.0%	27.8%	29.4%
Average per rentable square foot over the lease term:
Base rent	$16.12	$17.34	$16.93	$16.08	$17.38	$16.77
Tenant improvements	(1.09)	(1.54)	(1.33)	(0.85)	(1.58)	(1.28)
Leasing commissions 1/	(0.64)	(0.55)	(0.59)	(0.54)	(0.65)	(0.59)
Rent concessions	(0.35)	(0.24)	(0.16)	(0.14)	(0.43)	(0.26)

Effective rent	14.04	15.01	14.85	14.55	14.72	14.64
Expense stop	(5.35)	(5.45)	(4.69)	(4.76)	(5.08)	(5.07)

Equivalent effective net rent	$8.69	$9.56	$10.16	$9.79	$9.64	$9.57

Average term in years	4.1	5.5	3.8	3.5	4.2	4.2

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$5,355,637	$9,120,612	$7,125,673	$4,474,184	$8,004,279	$6,816,077
Rentable square feet	962,636	1,074,270	1,097,633	1,081,692	1,035,837	1,050,414

Per rentable square foot	$5.56	$8.49	$6.49	$4.14	$7.73	$6.49

Leasing Commissions:
Total dollars committed under signed leases	$2,102,659	$2,175,162	$1,803,423	$1,658,231	$2,255,691	$1,999,033
Rentable square feet	962,636	1,074,270	1,097,633	1,081,692	1,035,837	1,050,414

Per rentable square foot	$2.18	$2.02	$1.64	$1.53	$2.18	$1.90

Total:
Total dollars committed under signed leases	$7,458,296	$11,295,774	$8,929,097	$6,132,415	$10,259,970	$8,815,110
Rentable square feet	962,636	1,074,270	1,097,633	1,081,692	1,035,837	1,050,414

Per rentable square foot	$7.75	$10.51	$8.13	$5.67	$9.91	$8.39

1/	Excludes a full allocation of internal marketing costs

Highwoods Properties, Inc.	Page 15	12/31/03

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	36	22	41	35	45	36
Rentable square footage leased	1,131,281	638,376	540,891	857,482	530,945	739,795
Square footage of Renewal Deals	968,879	555,933	403,716	639,683	301,435	573,929
Renewed square footage (% of total)	85.6%	87.1%	74.6%	74.6%	56.8%	77.6%
New Leases square footage (% of total)	14.4%	12.9%	25.4%	25.4%	43.2%	22.4%
Average per rentable square foot over the lease term:
Base rent	$3.79	$3.52	$4.46	$3.70	$4.45	$3.98
Tenant improvements	(0.08)	(0.20)	(0.28)	(0.32)	(0.51)	(0.28)
Leasing commissions 1/	(0.08)	(0.08)	(0.12)	(0.11)	(0.12)	(0.10)
Rent concessions	(0.05)	(0.06)	(0.07)	(0.01)	(0.09)	(0.06)

Effective rent	3.58	3.18	3.99	3.26	3.73	3.54
Expense stop	(0.20)	(0.09)	(0.49)	(0.25)	(0.32)	(0.27)

Equivalent effective net rent	$3.38	$3.09	$3.50	$3.01	$3.41	$3.27

Average term in years	3.2	4.5	3.5	2.6	3.8	3.5

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$517,025	$675,982	$701,259	$791,737	$1,172,142	$771,629
Rentable square feet	1,131,281	638,376	540,891	857,482	530,945	739,795

Per rentable square foot	$0.46	$1.06	$1.30	$0.92	$2.21	$1.04

Leasing Commissions:
Total dollars committed under signed leases	$338,143	$242,605	$298,582	$178,385	$199,076	$251,358
Rentable square feet	1,131,281	638,376	540,891	857,482	530,945	739,795

Per rentable square foot	$0.30	$0.38	$0.55	$0.21	$0.37	$0.34

Total:
Total dollars committed under signed leases	$855,168	$918,587	$999,841	$970,122	$1,371,218	$1,022,987
Rentable square feet	1,131,281	638,376	540,891	857,482	530,945	739,795

Per rentable square foot	$0.76	$1.44	$1.85	$1.13	$2.58	$1.38

1/	Excludes a full allocation of internal marketing costs

Highwoods Properties, Inc.	Page 16	12/31/03

Leasing Statistics

Retail Portfolio

	Three Months Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	9	6	9	10	18	10
Rentable square footage leased	75,947	12,920	25,772	22,774	36,085	34,700
Square footage of Renewal Deals	53,541	—	8,631	7,814	19,295	17,856
Renewed square footage (% of total)	70.5%	—	33.5%	34.3%	53.5%	51.5%
New Leases square footage (% of total)	29.5%	100.0%	66.5%	65.7%	46.5%	48.5%
Average per rentable square foot over the lease term:
Base rent	$12.30	$17.25	$26.51	$23.03	$19.19	$19.66
Tenant improvements	(0.31)	(2.51)	(0.86)	(1.54)	(1.22)	(1.29)
Leasing commissions 1/	(0.14)	(1.28)	(0.70)	(1.09)	(0.82)	(0.81)
Rent concessions	0.00	0.00	0.00	0.00	(0.01)	0.00

Effective rent	11.85	13.46	24.95	20.40	17.14	17.56
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$11.85	$13.46	$24.95	$20.40	$17.14	$17.56

Average term in years	6.8	4.8	9.9	6.9	6.0	6.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$239,110	$158,000	$195,055	$513,000	$351,023	$291,238
Rentable square feet	75,947	12,920	25,772	22,774	36,085	34,700

Per rentable square foot	$3.15	$12.23	$7.57	$22.53	$9.73	$8.39

Leasing Commissions:
Total dollars committed under signed leases	$17,212	$36,392	$100,464	$109,066	$127,964	$78,220
Rentable square feet	75,947	12,920	25,772	22,774	36,085	34,700

Per rentable square foot	$0.23	$2.82	$3.90	$4.79	$3.55	$2.25

Total:
Total dollars committed under signed leases	$256,322	$194,392	$295,519	$622,066	$478,987	$369,457
Rentable square feet	75,947	12,920	25,772	22,774	36,085	34,700

Per rentable square foot	$3.38	$15.05	$11.47	$27.31	$13.27	$10.65

1/	Excludes a full allocation of internal marketing costs

Highwoods Properties, Inc.	Page 17	12/31/03

Leasing Statistics by Market

For the Three Months ended December 31, 2003

Office Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Research Triangle	167,062	3.6	$16.54	$9.30	$1.87
Piedmont Triad	161,332	3.3	8.52	1.18	0.64
Tampa	150,292	5.0	17.78	7.66	2.73
Atlanta	148,482	2.6	14.83	1.21	1.04
Nashville	112,293	5.1	16.76	7.20	2.30
Memphis	58,787	6.6	20.57	8.24	2.00
Kansas City	57,494	5.2	22.31	3.78	6.09
Charlotte	54,463	3.8	14.17	9.43	2.12
Richmond	39,179	3.6	16.95	5.66	1.31
Columbia	5,772	4.0	16.35	6.07	1.61
Orlando	4,432	4.3	25.99	0.00	0.00
Greenville	3,048	3.7	17.18	0.00	1.91

	962,636	4.1	$15.77	$5.56	$1.96

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Piedmont Triad	988,760	2.9	$3.42	$0.16	$0.15
Atlanta	104,389	6.5	4.87	3.26	1.37
Research Triangle	19,877	1.4	8.03	0.33	0.00
Charlotte	12,455	2.0	7.77	1.15	0.18
Greenville	5,800	0.5	12.00	0.00	0.24

	1,131,281	3.2	$3.74	$0.46	$0.26

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Kansas City	75,947	6.8	$12.30	$3.15	$0.23

	75,947	6.8	$12.30	$3.15	$0.23

1/	Total lease commisions per SF (square foot) excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Highwoods Properties, Inc.	Page 18	12/31/03

Rental Rate Comparisons by Market

For the Three Months ended December 31, 2003

Office Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Research Triangle	167,062	$16.54	$19.07	-13.3%
Piedmont Triad	161,332	8.52	8.18	4.2%
Tampa	150,292	17.78	19.03	-6.6%
Atlanta	148,482	14.83	16.25	-8.7%
Nashville	112,293	16.76	18.52	-9.5%
Memphis	58,787	20.57	18.89	8.9%
Kansas City	57,494	22.31	21.03	6.1%
Charlotte	54,463	14.17	16.18	-12.4%
Richmond	39,179	16.95	17.34	-2.2%
Columbia	5,772	16.35	17.15	-4.7%
Orlando	4,432	25.99	15.25	70.4%
Greenville	3,048	17.18	16.05	7.1%

	962,636	$15.77	$16.60	-5.0%

Industrial Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Piedmont Triad	988,760	$3.42	$3.34	2.4%
Atlanta	104,389	4.87	5.21	-6.5%
Research Triangle	19,877	8.03	7.80	3.0%
Charlotte	12,455	7.77	9.04	-14.1%
Greenville	5,800	12.00	9.30	29.0%

	1,131,281	$3.74	$3.68	1.7%

Retail Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Kansas City	75,947	$12.30	$9.95	23.7%

	75,947	$12.30	$9.95	23.7%

Highwoods Properties, Inc.	Page 19	12/31/03

Lease Expirations

December 31, 2003

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office:
2004 2/	2,803,876	14.0%	$51,010	$18.19	14.6%
2005	3,538,106	17.6%	63,790	18.03	18.1%
2006	3,095,699	15.4%	56,911	18.38	16.3%
2007	1,779,659	8.9%	29,637	16.65	8.5%
2008	3,117,531	15.5%	48,556	15.58	13.9%
2009	1,802,308	9.0%	28,596	15.87	8.2%
2010	1,243,677	6.2%	24,500	19.70	7.0%
2011	1,092,047	5.4%	20,816	19.06	5.9%
2012	522,042	2.6%	10,738	20.57	3.1%
2013	548,879	2.7%	9,266	16.88	2.6%
2014 and thereafter	543,880	2.7%	6,191	11.38	1.8%

	20,087,704	100.0%	$350,011	$17.42	100.0%

Industrial:
2004 3/	1,652,551	23.8%	$7,970	$4.82	24.2%
2005	1,289,760	18.6%	5,926	4.59	18.0%
2006	887,007	12.8%	4,447	5.01	13.5%
2007	1,677,694	24.2%	7,283	4.34	22.2%
2008	384,012	5.5%	1,862	4.85	5.7%
2009	380,349	5.5%	2,408	6.33	7.3%
2010	104,570	1.5%	432	4.13	1.3%
2011	66,342	1.0%	356	5.37	1.1%
2012	44,447	0.6%	261	5.87	0.8%
2013	102,384	1.5%	612	5.98	1.9%
2014 and thereafter	348,394	5.0%	1,301	3.73	4.0%

	6,937,510	100.0%	$32,858	$4.74	100.0%

1/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Includes 96,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue

3/	Includes 165,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note: 2004 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Highwoods Properties, Inc.	Page 20	12/31/03

Lease Expirations

December 31, 2003

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2004 2/	201,846	13.7%	$2,697	$13.36	7.5%
2005	152,280	10.4%	2,929	19.23	8.2%
2006	91,821	6.3%	2,239	24.38	6.2%
2007	92,813	6.3%	2,390	25.75	6.7%
2008	144,700	9.9%	4,585	31.69	12.8%
2009	169,809	11.6%	4,881	28.74	13.6%
2010	85,386	5.8%	2,343	27.44	6.5%
2011	57,783	3.9%	1,869	32.35	5.2%
2012	97,132	6.6%	2,233	22.99	6.2%
2013	132,377	9.0%	3,355	25.34	9.3%
2014 and thereafter	242,083	16.5%	6,372	26.32	17.8%

	1,468,030	100.0%	$35,893	$24.45	100.0%

Total:
2004 3/	4,658,273	16.3%	61,677	13.24	14.7%
2005	4,980,146	17.4%	72,645	14.59	17.3%
2006	4,074,527	14.3%	63,597	15.61	15.2%
2007	3,550,166	12.5%	39,310	11.07	9.4%
2008	3,646,243	12.8%	55,003	15.08	13.1%
2009	2,352,466	8.3%	35,885	15.25	8.6%
2010	1,433,633	5.0%	27,275	19.03	6.5%
2011	1,216,172	4.3%	23,041	18.95	5.5%
2012	663,621	2.3%	13,232	19.94	3.2%
2013	783,640	2.8%	13,233	16.89	3.2%
2014 and thereafter	1,134,357	4.0%	13,864	12.22	3.3%

	28,493,244	100.0%	$418,762	$14.70	100.0%

1/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Includes 34,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

3/	Includes 295,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue

Note: 2004 and beyond expirations that have been renewed are reflected above based on the renewal's expiration date.

Highwoods Properties, Inc.	Page 21	12/31/03

Office Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			3/31/04 1/	06/30/04	09/30/04	12/31/04	Total
Atlanta	RSF		94,338	60,882	196,423	48,420	400,063
	% of Total Office RSF		0.5%	0.3%	1.0%	0.2%	2.0%
	Annualized Revenue	2/	$1,458	$1,204	$3,158	$671	$6,491
	% of Total Office Annl Rev		0.4%	0.3%	0.9%	0.2%	1.9%
Charlotte	RSF		31,686	121,954	52,788	33,564	239,992
	% of Total Office RSF		0.2%	0.6%	0.3%	0.2%	1.2%
	Annualized Revenue	2/	$542	$2,135	$851	$587	$4,115
	% of Total Office Annl Rev		0.2%	0.6%	0.2%	0.2%	1.2%
Columbia	RSF		8,615	3,611	21,973	0	34,199
	% of Total Office RSF		0.0%	0.0%	0.1%	0.0%	0.2%
	Annualized Revenue	2/	$152	$69	$400	$—	$621
	% of Total Office Annl Rev		0.0%	0.0%	0.1%	0.0%	0.2%
Greenville	RSF		3,588	12,334	6,071	1,065	23,058
	% of Total Office RSF		0.0%	0.1%	0.0%	0.0%	0.1%
	Annualized Revenue	2/	$60	$221	$103	$18	$402
	% of Total Office Annl Rev		0.0%	0.1%	0.0%	0.0%	0.1%
Kansas City	RSF		51,827	7,812	28,972	17,448	106,059
	% of Total Office RSF		0.3%	0.0%	0.1%	0.1%	0.5%
	Annualized Revenue	2/	$1,038	$160	$528	$333	$2,059
	% of Total Office Annl Rev		0.3%	0.0%	0.2%	0.1%	0.6%
Memphis	RSF		28,463	7,651	57,449	30,365	123,928
	% of Total Office RSF		0.1%	0.0%	0.3%	0.2%	0.6%
	Annualized Revenue	2/	$451	$153	$1,096	$594	$2,294
	% of Total Office Annl Rev		0.1%	0.0%	0.3%	0.2%	0.7%
Nashville	RSF		116,517	50,311	49,843	53,181	269,852
	% of Total Office RSF		0.6%	0.3%	0.2%	0.3%	1.3%
	Annualized Revenue	2/	$2,504	$1,103	$988	$1,063	$5,658
	% of Total Office Annl Rev		0.7%	0.3%	0.3%	0.3%	1.6%
Orlando	RSF		15,158	12,502	0	10,447	38,107
	% of Total Office RSF		0.1%	0.1%	0.0%	0.1%	0.2%
	Annualized Revenue	2/	$197	$230	$—	$188	$615
	% of Total Office Annl Rev		0.1%	0.1%	0.0%	0.1%	0.2%
Piedmont Triad	RSF		103,171	29,614	39,723	10,565	183,073
	% of Total Office RSF		0.5%	0.1%	0.2%	0.1%	0.9%
	Annualized Revenue	2/	$1,165	$479	$663	$179	$2,486
	% of Total Office Annl Rev		0.3%	0.1%	0.2%	0.1%	0.7%
Research Triangle	RSF		113,421	141,588	123,041	134,602	512,652
	% of Total Office RSF		0.5%	0.7%	0.6%	0.7%	2.5%
	Annualized Revenue	2/	$2,131	$2,635	$2,354	$2,633	$9,753
	% of Total Office Annl Rev		0.6%	0.8%	0.7%	0.8%	2.8%
Richmond	RSF		89,007	102,817	30,904	21,339	244,067
	% of Total Office RSF		0.4%	0.5%	0.2%	0.1%	1.2%
	Annualized Revenue	2/	$1,668	$1,939	$526	$374	$4,507
	% of Total Office Annl Rev		0.5%	0.6%	0.2%	0.1%	1.3%
Tampa	RSF		95,559	196,774	134,795	193,652	620,780
	% of Total Office RSF		0.5%	1.0%	0.7%	1.0%	3.1%
	Annualized Revenue	2/	$1,819	$3,404	$3,112	$3,483	$11,818
	% of Total Office Annl Rev		0.5%	1.0%	0.9%	1.0%	3.4%
Other	RSF		8,046	0	0	0	8,046
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$192	$—	$—	$—	$192
	% of Total Office Annl Rev		0.1%	0.0%	0.0%	0.0%	0.1%
Total	RSF		759,396	747,850	741,982	554,648	2,803,876
	% of Total Office RSF		3.7%	3.7%	3.7%	2.8%	13.9%
	Annualized Revenue	2/	$13,377	$13,732	$13,779	$10,123	$51,011
	% of Total Office Annl Rev		3.8%	3.9%	3.9%	2.9%	14.6%

1/	Includes 96,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue

2/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 22	12/31/03

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			3/31/04 1/	06/30/04	09/30/04	12/31/04	Total
Atlanta	RSF		73,679	165,277	251,087	88,037	578,080
	% of Total Industrial RSF		1.1%	2.4%	3.6%	1.3%	8.3%
	Annualized Revenue	2/	$400	$923	$1,246	$451	$3,020
	% of Total Industrial Annl Rev		1.3%	2.8%	3.8%	1.4%	9.2%
Charlotte	RSF		15,522	12,958	4,881	5,288	38,649
	% of Total Industrial RSF		0.2%	0.2%	0.1%	0.1%	0.6%
	Annualized Revenue	2/	$173	$140	$58	$44	$415
	% of Total Industrial Annl Rev		0.5%	0.4%	0.2%	0.1%	1.3%
Greenville	RSF		0	5,800	26,859	0	32,659
	% of Total Industrial RSF		0.0%	0.1%	0.4%	0.0%	0.5%
	Annualized Revenue	2/	$—	$70	$291	$—	$361
	% of Total Industrial Annl Rev		0.0%	0.2%	0.9%	0.0%	1.1%
Kansas City	RSF		3,774	0	0	0	3,774
	% of Total Industrial RSF		0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Revenue	2/	$20	$—	$—	$—	$20
	% of Total Industrial Annl Rev		0.1%	0.0%	0.0%	0.0%	0.1%
Piedmont Triad	RSF		421,308	37,839	176,201	340,008	975,356
	% of Total Industrial RSF		6.1%	0.5%	2.5%	4.9%	14.1%
	Annualized Revenue	2/	$1,525	$301	$785	$1,311	$3,922
	% of Total Industrial Annl Rev		4.6%	0.9%	2.4%	4.0%	11.9%
Research Triangle	RSF		7,747	0	6,128	10,158	24,033
	% of Total Industrial RSF		0.1%	0.0%	0.1%	0.1%	0.3%
	Annualized Revenue	2/	$82	$—	$51	$101	$234
	% of Total Industrial Annl Rev		0.2%	0.0%	0.2%	0.3%	0.7%
Total	RSF		522,030	221,874	465,156	443,491	1,652,551
	% of Total Industrial RSF		7.5%	3.2%	6.7%	6.4%	23.8%
	Annualized Revenue	2/	$2,200	$1,434	$2,431	$1,907	$7,972
	% of Total Industrial Annl Rev		6.7%	4.4%	7.4%	5.8%	24.3%

1/	Includes 165,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

2/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 23	12/31/03

Office Lease Expirations by Market by Year

Dollars in thousands

			2004 1/	2005	2006	2007	Thereafter
Atlanta	RSF		400,063	446,404	264,720	161,073	1,534,177
	% of Total Office RSF		2.0%	2.2%	1.3%	0.8%	7.6%
	Annualized Revenue	2/	$6,491	$7,254	$4,036	$2,346	$28,081
	% of Total Office Annl Rev		1.9%	2.1%	1.2%	0.7%	8.0%
Charlotte	RSF		239,992	309,523	175,911	111,865	363,493
	% of Total Office RSF		1.2%	1.5%	0.9%	0.6%	1.8%
	Annualized Revenue	2/	$4,115	$5,434	$2,706	$1,671	$4,642
	% of Total Office Annl Rev		1.2%	1.6%	0.8%	0.5%	1.3%
Columbia	RSF		34,199	45,532	42,389	48,842	75,255
	% of Total Office RSF		0.2%	0.2%	0.2%	0.2%	0.4%
	Annualized Revenue	2/	$620	$852	$659	$204	$1,174
	% of Total Office Annl Rev		0.2%	0.2%	0.2%	0.1%	0.3%
Greenville	RSF		23,058	333,705	238,253	98,387	310,211
	% of Total Office RSF		0.1%	1.7%	1.2%	0.5%	1.5%
	Annualized Revenue	2/	$403	$4,105	$4,330	$1,462	$5,244
	% of Total Office Annl Rev		0.1%	1.2%	1.2%	0.4%	1.5%
Kansas City	RSF		106,059	144,752	150,585	70,400	309,053
	% of Total Office RSF		0.5%	0.7%	0.7%	0.4%	1.5%
	Annualized Revenue	2/	$2,061	$3,000	$3,283	$1,490	$7,447
	% of Total Office Annl Rev		0.6%	0.9%	0.9%	0.4%	2.1%
Memphis	RSF		123,928	225,300	118,453	92,198	425,193
	% of Total Office RSF		0.6%	1.1%	0.6%	0.5%	2.1%
	Annualized Revenue	2/	$2,294	$4,578	$2,646	$1,714	$8,142
	% of Total Office Annl Rev		0.7%	1.3%	0.8%	0.5%	2.3%
Nashville	RSF		269,852	468,598	461,040	188,915	1,235,794
	% of Total Office RSF		1.3%	2.3%	2.3%	0.9%	6.2%
	Annualized Revenue	2/	$5,657	$9,281	$9,128	$3,639	$19,261
	% of Total Office Annl Rev		1.6%	2.7%	2.6%	1.0%	5.5%
Orlando	RSF		38,107	0	1,024	4,694	90,443
	% of Total Office RSF		0.2%	0.0%	0.0%	0.0%	0.5%
	Annualized Revenue	2/	$614	$—	$15	$82	$1,653
	% of Total Office Annl Rev		0.2%	0.0%	0.0%	0.0%	0.5%
Piedmont Triad	RSF		183,073	298,811	165,675	261,041	1,055,576
	% of Total Office RSF		0.9%	1.5%	0.8%	1.3%	5.3%
	Annualized Revenue	2/	$2,486	$4,883	$2,816	$3,097	$13,491
	% of Total Office Annl Rev		0.7%	1.4%	0.8%	0.9%	3.9%
Research Triangle	RSF		512,652	612,017	836,425	310,341	1,495,528
	% of Total Office RSF		2.6%	3.0%	4.2%	1.5%	7.4%
	Annualized Revenue	2/	$9,751	$11,613	$14,753	$6,185	$23,362
	% of Total Office Annl Rev		2.8%	3.3%	4.2%	1.8%	6.7%
Richmond	RSF		244,067	344,208	251,458	248,287	607,025
	% of Total Office RSF		1.2%	1.7%	1.3%	1.2%	3.0%
	Annualized Revenue	2/	$4,507	$6,157	$4,826	$3,997	$10,324
	% of Total Office Annl Rev		1.3%	1.8%	1.4%	1.1%	2.9%
Tampa	RSF		620,780	288,775	376,385	176,571	1,353,599
	% of Total Office RSF		3.1%	1.4%	1.9%	0.9%	6.7%
	Annualized Revenue	2/	$11,817	$6,209	$7,407	$3,581	$25,448
	% of Total Office Annl Rev		3.4%	1.8%	2.1%	1.0%	7.3%
Other	RSF		8,046	20,481	13,381	7,045	15,017
	% of Total Office RSF		0.0%	0.1%	0.1%	0.0%	0.1%
	Annualized Revenue	2/	$192	$423	$306	$167	$396
	% of Total Office Annl Rev		0.1%	0.1%	0.1%	0.0%	0.1%
Total	RSF		2,803,876	3,538,106	3,095,699	1,779,659	8,870,364
	% of Total Office RSF		14.0%	17.6%	15.4%	8.9%	44.2%
	Annualized Revenue	2/	$51,008	$63,789	$56,911	$29,635	$148,665
	% of Total Office Annl Rev		14.6%	18.2%	16.3%	8.5%	42.5%

1/	Includes 96,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue

2/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 24	12/31/03

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2004 1/	2005	2006	2007	Thereafter
Atlanta	RSF		578,080	538,691	301,269	567,097	632,730
	% of Total Industrial RSF		8.3%	7.8%	4.3%	8.2%	9.1%
	Annualized Revenue	2/	$3,019	$2,805	$1,844	$2,866	$3,155
	% of Total Industrial Annl Rev		9.2%	8.5%	5.6%	8.7%	9.6%
Charlotte	RSF		38,649	20,815	35,906	19,181	2,340
	% of Total Industrial RSF		0.6%	0.3%	0.5%	0.3%	0.0%
	Annualized Revenue	2/	$415	$215	$293	$180	$19
	% of Total Industrial Annl Rev		1.3%	0.7%	0.9%	0.5%	0.1%
Greenville	RSF		32,659	0	16,081	0	5,350
	% of Total Industrial RSF		0.5%	0.0%	0.2%	0.0%	0.1%
	Annualized Revenue	2/	$360	$—	$195	$—	$56
	% of Total Industrial Annl Rev		1.1%	0.0%	0.6%	0.0%	0.2%
Kansas City	RSF		3,774	0	0	0	0
	% of Total Industrial RSF		0.1%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$20	$—	$—	$—	$—
	% of Total Industrial Annl Rev		0.1%	0.0%	0.0%	0.0%	0.0%
Piedmont Triad	RSF		975,356	694,793	529,072	1,091,416	767,751
	% of Total Industrial RSF		14.1%	10.0%	7.6%	15.7%	11.1%
	Annualized Revenue	2/	$3,922	$2,601	$2,068	$4,237	$3,779
	% of Total Industrial Annl Rev		11.9%	7.9%	6.3%	12.9%	11.5%
Research Triangle	RSF		24,033	35,461	4,679	0	22,327
	% of Total Industrial RSF		0.3%	0.5%	0.1%	0.0%	0.3%
	Annualized Revenue	2/	$233	$304	$46	$—	$225
	% of Total Industrial Annl Rev		0.7%	0.9%	0.1%	0.0%	0.7%
Total	RSF		1,652,551	1,289,760	887,007	1,677,694	1,430,498
	% of Total Industrial RSF		23.8%	18.6%	12.8%	24.2%	20.6%
	Annualized Revenue	2/	$7,969	$5,925	$4,446	$7,283	$7,234
	% of Total Industrial Annl Rev		24.3%	18.0%	13.5%	22.2%	22.0%

1/	Includes 165,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

2/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 25	12/31/03

Customer Diversification

December 31, 2003

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 1/	Percent of Annualized Revenue 1/	Average Remaining Lease Term in Years
Federal Government	639,883	$13,971	3.34%	6.6
AT&T	612,092	11,493	2.74%	3.6
Price Waterhouse Coopers	297,795	6,957	1.66%	6.3
State Of Georgia	359,565	6,858	1.64%	5.4
Sara Lee	1,198,534	4,697	1.12%	3.6
IBM	194,934	4,097	0.98%	1.9
Northern Telecom	246,000	3,651	0.87%	4.2
Volvo	267,717	3,431	0.82%	5.5
Lockton Companies	132,718	3,294	0.79%	11.2
US Airways	295,046	3,217	0.77%	4.0
BB&T	241,075	3,186	0.76%	7.2
ITC Deltacom	147,379	2,947	0.70%	1.4
Hartford Insurance	129,641	2,861	0.68%	2.2
T-Mobile USA	120,561	2,801	0.67%	2.5
WorldCom and Affiliates	144,623	2,787	0.67%	2.5
Bank of America	146,842	2,705	0.65%	5.3
Ikon	181,361	2,531	0.60%	3.9
Carlton Fields	95,771	2,435	0.58%	0.5
Ford Motor Company	125,989	2,426	0.58%	6.1
CHS Professional Services	145,781	2,380	0.57%	3.3

	5,723,307	$88,725	21.19%	4.7

2/	ITC Deltacom (formerly Business Telecom) is located in a property that, as of December 31, 2003, is under contract for sale. The sale is projected for either the first or second quarter of 2004.

By Industry

Category	Percent of Annualized Revenue 1/
Professional, Scientific, and Technical Services	22.4%
Insurance	10.3%
Manufacturing	8.3%
Telecommunication	7.9%
Finance/Banking	8.2%
Retail Trade	7.6%
Administrative and Support Services	5.4%
Health Care and Social Assistance	5.2%
Wholesale Trade	4.6%
Government/Public Administration	5.2%
Transportation and Warehousing	3.2%
Real Estate Rental and Leasing	2.9%
Information	2.7%
Accommodation and Food Services	2.6%
Other Services (except Public Administration)	2.6%
Educational Services	0.9%

100.0%

1/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 26	12/31/03

Same Property Performance

Dollars in thousands

	Includes Highwoods Preserve 1/			Excludes Highwoods Preserve 1/
	Three months ended December 31,		Percentage Change	Three months ended December 31,		Percentage Change
	2003	2002		2003	2002
Rental revenues	$95,806	$102,645	-6.7%	$95,811	$98,955	-3.2%
Operating expenses	(34,840)	(35,426)	1.7%	(34,216)	(34,932)	2.0%

Net operating income	$60,966	$67,219	-9.3%	$61,595	$64,023	-3.8%

Average Occupancy	83.9%	87.4%	-4.0%	86.0%	87.0%	-1.1%

Rentable Square Feet	31,436,000	31,436,000		30,620,000	30,620,000

	Twelve months ended December 31,		Percentage Change	Twelve months ended December 31,		Percentage Change
	2003	2002		2003	2002
Rental revenues	$389,489	$416,514	-6.5%	$389,503	$401,842	-3.1%
Operating expenses	(136,821)	(135,199)	-1.2%	(134,336)	(133,213)	-0.8%

Net operating income	$252,668	$281,315	-10.2%	$255,167	$268,629	-5.0%

Average Occupancy	84.2%	88.3%	-4.6%	86.4%	88.0%	-1.8%

Rentable Square Feet	31,436,000	31,436,000		30,620,000	30,620,000

	Includes Highwoods Preserve 1/		Excludes Highwoods Preserve 1/
Market	2002 to 2003 4th Quarter NOI Change	2002 to 2003 YTD NOI Change	2002 to 2003 4th Quarter NOI Change	2002 to 2003 YTD NOI Change
Atlanta	-9.3%	-11.5%	-9.3%	-11.5%
Charlotte	-13.8%	-13.3%	-13.8%	-13.3%
Columbia	-60.2%	-26.5%	-60.2%	-26.5%
Greenville	2.1%	2.4%	2.1%	2.4%
Kansas City	-3.0%	1.8%	-3.0%	1.8%
Memphis	9.6%	-4.8%	9.6%	-4.8%
Nashville	3.0%	2.4%	3.0%	2.4%
Orlando	8.3%	1.8%	8.3%	1.8%
Piedmont Triad	-4.8%	-5.9%	-4.8%	-5.9%
Research Triangle	-1.8%	-6.1%	-1.8%	-6.1%
Richmond	2.4%	0.6%	2.4%	0.6%
Tampa	-43.4%	-41.1%	-9.6%	-8.5%

	-9.3%	-10.2%	-3.8%	-5.0%

1/	Highwoods Preserve is the 816,000 square foot office campus in Tampa that Worldcom vacated 12/31/02.

Highwoods Properties, Inc.	Page 27	12/31/03

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2003:
Colonnade	Richmond	O	01/21/03	66,000	$7,000

Second quarter 2003:
None

Third quarter 2003:
Highwoods Ctr at Deerfield I	Atlanta	O	07/29/03	50,000
Highwoods Ctr at Deerfield II	Atlanta	O	07/29/03	67,000
HIW Ctr II at Peachtree Corners	Atlanta	O	07/29/03	109,000
4101 Research Commons	Research Triangle	O	07/29/03	74,000
4201 Research Commons	Research Triangle	O	07/29/03	90,000
4301 Research Commons	Research Triangle	O	07/29/03	91,000
4501 Research Commons	Research Triangle	O	07/29/03	57,000
Concourse	Research Triangle	O	07/29/03	132,000
Lake Plaza East	Research Triangle	O	07/29/03	72,000
Situs I	Research Triangle	O	07/29/03	59,000
Situs II	Research Triangle	O	07/29/03	60,000
Situs III	Research Triangle	O	07/29/03	39,000
Anchor Glass Building	Tampa	O	07/29/03	100,000
Bayshore Place	Tampa	O	07/29/03	83,000
Tower Place	Tampa	O	07/29/03	182,000

Subtotal				1,265,000	$137,350	2/

HIW Ctr III at Peachtree Corners	Atlanta	O	07/29/03	54,000	$2,149	3/

Fourth quarter 2003:
Watermark 13	Tampa	O	12/18/03	44,000	$2,233

				1,429,000	$148,732

1/	The letter “O” represents Office

2/	We purchased our partner’s 80% interest in these MG-HIW properties.

3/	We purchased our partner’s 50% interest in this Peachtree III property.

Highwoods Properties, Inc.	Page 28	12/31/03

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Sales Price
First quarter 2003:
none

Second quarter 2003:
Greenbriar Business Center	Hampton Roads	O	04/07/03	81,000	$7,000
Madison Park - Building 5610	Piedmont Triad	O	04/14/03	3,000	775
Highwoods Plaza	Tampa	O	04/30/03	66,000	7,050
Summit Executive Centre	Tampa	O	05/01/03	36,000	2,900
Aspen, Cypress, Cedar East and Cedar West	Research Triangle	O	06/26/03	156,000	11,425

Third quarter 2003:
5125 Fulton Industrial Blvd	Atlanta	I	07/10/03	149,000	4,788
Capital One	Richmond	O	07/16/03	298,000	38,122
Bay View Office Centre	Tampa	O	07/23/03	73,000	7,400
Verizon Wireless	Greenville	O	07/31/03	193,000	21,502
Countryside Place	Tampa	O	08/29/03	54,000	5,650
Interlachen Village	Orlando	O	09/16/03	41,000	3,900
Holden Road	Piedmont Triad	I	09/30/03	160,000	5,800

Fourth quarter 2003:
Brookwood Day Care Center	Tampa	O	10/07/03	8,000	465
Prairie Village Office Center	Kansas City	O	11/12/03	78,000	4,050
Industrial Portfolio	Piedmont Triad/Richmond	I	12/12/03	1,902,000	59,300

				3,298,000	$180,127

Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Sales Price
First quarter 2003:
none

Second quarter 2003:
none

Third quarter 2003:
none

Fourth quarter 2003:
Markel Plaza	Richmond	O	12/24/03	121,000	$15,738
Markel-American	Richmond	O	12/29/03	103,000	12,417
Innsbrook Centre	Richmond	O	12/29/03	67,000	7,444

				291,000	$35,599

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	Page 29	12/31/03

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/03	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In-Process
NARA	Atlanta	I	350,000	$20,387	$4,140	100%	3Q04	4Q05
FBI	Tampa	O	112,000	26,634	1,204	100%	4Q05	4Q05

			462,000	$47,021	$5,344	100%

Completed Not Stabilized 2/
Catawba	Research Triangle	O	40,000	$4,030	$2,908	0%	2Q03	2Q04
801 Raleigh Corporate Center	Research Triangle	O	100,000	12,016	10,702	51%	4Q02	2Q04

Total or Weighted Average			140,000	$16,046	$13,610	36%

Developed for Sale

	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/03	Pre- Sales	Estimated Completion Date
Grove Park Condominiums	Richmond	O	65,000	$6,163	$3,593	68%	Q104

Placed In Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 12/31/03	Quarter 4 2003 NOI 3/	Occ %	Leasing %
Tradeport V	Atlanta	I	12/1/2003	60,000	$2,819	$28	50%	50%

1/	The letters “O”, and “I” represent Office and Industrial, respectively.

2/	These properties contributed $92,000 in Net Operating Income (Property Revenue - Property Expense) in Q4 2003.

3/	NOI = Net Operating Income (Property Revenue - Property Expense)

Highwoods Properties, Inc.	Page 30	12/31/03

Development Land

December 31, 2003

Dollars in thousands

		Developable Square Footage			Total Estimated Market Value
Market	Acres	Office	Retail	Industrial
On Balance Sheet:
Research Triangle	392	3,000,000	—	162,000	$64,400
Atlanta	258	270,000	1,100,000	1,040,000	35,300
Piedmont Triad	166	787,000	37,000	1,252,000	18,300
Baltimore	97	1,102,000	—	—	12,300
Kansas City 1/	89	725,000	216,000	—	19,700
Charlotte	79	1,151,000	—	—	12,600
Richmond	50	688,000	—	—	9,500
Nashville	50	830,000	—	—	11,800
Orlando	43	862,000	—	—	13,700
Tampa	35	522,000	—	15,000	12,500
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	10	80,000	—	—	1,100
Columbia	2	20,000	—	—	300

	1,305	10,475,000	1,353,000	2,469,000	$217,500

Deferred or optioned:
Atlanta	25	—	500,000	—
Research Triangle	25	562,870	—	—
Richmond	11	91,000	—	—
Memphis	—	—	—	—
Piedmont Triad	—	—	—	—
Nashville	—	—	—	—
Charlotte	—	—	—	—

	61	653,870	500,000	—

Total	1,366	11,128,870	1,853,000	2,469,000

1/	Includes 27 acres of residential land

Highwoods Properties, Inc.	Page 31	12/31/03

Unconsolidated Joint Ventures Assets, Debt and Liabilities

December 31, 2003

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,829	$749	$815
Dallas County Partners I, LP	O/ I	50.0%	42,383	38,000	40,402
Dallas County Partners II, LP	O	50.0%	18,255	22,465	23,934
Dallas County Partners III, LP	O	50.0%	76	—	25
Fountain Three	O/I /R	50.0%	34,524	29,924	31,860
RRHWoods, LLC	O/ M	50.0%	81,327	67,307	70,707
Kessinger/Hunter, LLC	—	26.5%	8,478	—	(96)
4600 Madison Associates, LP	O	12.5%	21,684	16,721	17,060
Highwoods DLF 98/29, LP	O	22.8%	140,192	67,241	69,522
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	115,854	59,027	61,841
Highwoods-Markel Assoc., LLC	O	50.0%	51,661	40,000	41,128
MG-HIW, LLC	O	20.0%	197,191	136,207	141,854
MG-HIW Metrowest I, LLC	O	50.0%	1,601	—	—
MG-HIW Metrowest II, LLC	O	50.0%	11,460	7,326	7,636
Concourse Center Assoc., LLC	O	50.0%	14,489	9,695	9,933
Plaza Colonnade, LLC	O/R	50.0%	26,086	16,496	17,437
SF-HIW Harborview Plaza, LP	O	20.0%	40,895	22,800	23,886

Total			$813,985	$533,958	$557,944

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$3,836	$367	$399
Dallas County Partners I, LP	O/ I	50.0%	21,191	19,000	20,201
Dallas County Partners II, LP	O	50.0%	9,128	11,232	11,967
Dallas County Partners III, LP	O	50.0%	38	—	13
Fountain Three	O/I /R	50.0%	17,262	14,962	15,930
RRHWoods, LLC	O/ M	50.0%	40,664	33,653	35,354
Kessinger/Hunter, LLC	—	26.5%	2,247	—	(25)
4600 Madison Associates, LP	O	12.5%	2,710	2,090	2,133
Highwoods DLF 98/29, LP	O	22.8%	31,978	15,338	15,858
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	49,736	25,340	26,548
Highwoods-Markel Assoc., LLC	O	50.0%	25,831	20,000	20,564
MG-HIW, LLC	O	20.0%	39,438	27,241	28,371
MG-HIW Metrowest I, LLC	O	50.0%	800	—	—
MG-HIW Metrowest II, LLC	O	50.0%	5,730	3,663	3,818
Concourse Center Assoc., LLC	O	50.0%	7,244	4,847	4,966
Plaza Colonnade, LLC	O/R	50.0%	13,043	8,248	8,719
SF-HIW Harborview Plaza, LP	O	20.0%	8,179	4,560	4,777

Total			$279,055	$190,541	$199,593

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

Highwoods Properties, Inc.	Page 32	12/31/03

Unconsolidated Joint Ventures Income

For the three months ended December 31, 2003

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$604	$413	$15	$104	$72
Dallas County Partners I, LP	50.0%	2,539	1,340	680	500	19
Dallas County Partners II, LP	50.0%	1,588	793	568	206	21
Dallas County Partners III, LP	50.0%	59	34	—	1	24
Fountain Three	50.0%	1,765	783	533	375	74
RRHWoods, LLC	50.0%	3,482	1,913	531	913	125
Kessinger/Hunter, LLC	26.5%	1,889	1,191	—	176	522
4600 Madison Associates, LP	12.5%	1,315	614	290	441	(30)
Highwoods DLF 98/29, LP	22.8%	4,868	1,377	1,141	872	1,478
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	3,811	1,031	1,143	1,055	582
Highwoods-Markel Assoc., LLC	50.0%	879	534	334	167	(156)
MG-HIW, LLC	20.0%	7,061	2,827	1,273	340	2,621
MG-HIW Metrowest I, LLC	50.0%	—	2	—	—	(2)
MG-HIW Metrowest II, LLC	50.0%	194	87	45	97	(35)
Concourse Center Assoc., LLC	50.0%	526	141	209	76	100
Plaza Colonnade, LLC	50.0%	2	2	—	1	(1)
SF-HIW Harborview Plaza, LP	20.0%	2,632	432	351	217	1,632

Total		$33,214	$13,514	$7,113	$5,541	$7,046

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$296	$202	$7	$51	$36
Dallas County Partners I, LP	50.0%	1,270	669	340	250	11
Dallas County Partners II, LP	50.0%	794	397	284	103	10
Dallas County Partners III, LP	50.0%	30	17	—	1	12
Fountain Three	50.0%	883	391	267	188	37
RRHWoods, LLC	50.0%	1,741	956	266	457	62
Kessinger/Hunter, LLC	26.5%	501	316	—	47	138
4600 Madison Associates, LP	12.5%	164	77	36	55	(4)
Highwoods DLF 98/29, LP	22.8%	1,110	313	260	199	338
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	1,636	442	491	453	250
Highwoods-Markel Assoc., LLC	50.0%	440	267	167	84	(78)
MG-HIW, LLC	20.0%	1,412	564	255	67	526
MG-HIW Metrowest I, LLC	50.0%	—	1	—	—	(1)
MG-HIW Metrowest II, LLC	50.0%	97	44	23	49	(19)
Concourse Center Assoc., LLC	50.0%	263	71	105	38	49
Plaza Colonnade, LLC	50.0%	1	1	—	1	(1)
SF-HIW Harborview Plaza, LP	20.0%	526	86	70	43	327

Total 1/		$11,164	$4,814	$2,571	$2,086	$1,693

1/	Highwoods’ Share of JV income shown above does not include the amortization of a $155K deferred gain.

Highwoods Properties, Inc.	Page 33	12/31/03

Unconsolidated Joint Ventures Income

For the year ended December 31, 2003

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$2,373	$1,604	$65	$408	$296
Dallas County Partners I, LP	50.0%	10,287	5,362	2,758	1,912	255
Dallas County Partners II, LP	50.0%	6,167	2,707	2,343	822	295
Dallas County Partners III, LP	50.0%	264	147	—	5	112
Fountain Three	50.0%	6,939	3,129	2,220	1,535	55
RRHWoods, LLC	50.0%	14,401	7,464	2,510	3,458	969
Kessinger/Hunter, LLC	26.5%	6,402	4,728	—	716	958
4600 Madison Associates, LP	12.5%	5,437	2,211	1,166	1,785	275
Highwoods DLF 98/29, LP	22.8%	19,359	5,518	4,589	3,464	5,788
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	15,893	4,376	4,591	4,034	2,892
Highwoods-Markel Assoc., LLC	50.0%	3,342	1,834	1,135	632	(259)
MG-HIW, LLC 1/	20.0%	39,922	15,081	7,475	6,634	10,732
MG-HIW Peachtree Corners III, LLC	50.0%	214	74	72	73	(5)
MG-HIW Metrowest I, LLC	50.0%	—	28	—	—	(28)
MG-HIW Metrowest II, LLC	50.0%	635	411	169	349	(294)
Concourse Center Assoc., LLC	50.0%	2,082	542	726	305	509
Plaza Colonnade, LLC	50.0%	11	2	—	3	5
SF-HIW Harborview Plaza, LP	20.0%	6,840	1,720	1,403	866	2,851

Total		$140,568	$56,938	$31,222	$27,002	$25,406

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co. 2/	49.0%	$1,163	$786	$32	$200	$145
Dallas County Partners I, LP	50.0%	5,144	2,681	1,379	956	128
Dallas County Partners II, LP	50.0%	3,084	1,354	1,172	411	147
Dallas County Partners III, LP	50.0%	132	74	—	3	55
Fountain Three	50.0%	3,470	1,565	1,110	768	27
RRHWoods, LLC	50.0%	7,202	3,689	1,255	1,772	486
Kessinger/Hunter, LLC	26.5%	1,697	1,253	—	190	254
4600 Madison Associates, LP	12.5%	680	276	147	222	35
Highwoods DLF 98/29, LP	22.8%	4,416	1,259	1,047	790	1,320
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	6,824	1,879	1,971	1,731	1,243
Highwoods-Markel Assoc., LLC	50.0%	1,671	917	568	316	(130)
MG-HIW, LLC 1/	20.0%	7,985	3,017	1,495	1,326	2,147
MG-HIW Peachtree Corners III, LLC	50.0%	107	37	36	37	(3)
MG-HIW Metrowest I, LLC	50.0%	—	14	—	—	(14)
MG-HIW Metrowest II, LLC	50.0%	318	206	85	175	(148)
Concourse Center Assoc., LLC	50.0%	1,041	271	363	153	254
Plaza Colonnade, LLC	50.0%	5	1	—	2	2
SF-HIW Harborview Plaza, LP	20.0%	1,368	344	281	173	570

Total 3/		$46,307	$19,623	$10,941	$9,225	$6,518

1/	Net income EXCLUDES $12.1MM impairment charge at the partnership level of which Highwoods’ share is $2.4MM.

2/	Excludes a $6K audit adjustment to reduce the provision for income taxes related to a prior year

3/	Highwoods’ Share of JV income shown above does not include the amortization of a $639K deferred gain.

Highwoods Properties, Inc.	Page 34	12/31/03

Unconsolidated Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate		Maturity Date	Loan Balance 12/31/03
Dallas County Partners I, LP	50.0%	various 1/	7.1%		various 1/	$38,900
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%		Jun-13	22,465
Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%		Jan-08	6,205
	50.0%	various 2/	7.5%		various 2/	23,719

Total Fountain Three			7.5%			29,924
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0	%3/	Nov-15	23,000
	50.0%	Bank of America	6.8%		Sep-12	8,388
	50.0%	Bank of America	6.8%		Sep-12	6,399
	50.0%	Industrial Revenue Bonds	1.0	%3/	Sep-15	6,000
	50.0%	various 4/	5.2	%3/	various 4/	22,620

Total RRHWoods, LLC			3.7%			66,407
Highwoods DLF 98/29	22.8%	USG Annuity & Life Company	6.8%		May-11	67,241
Highwoods DLF 97/26 DLF 99/32	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%		May-12	59,027
MG-HIW, LLC	20.0%	GE Capital	3.1	%3/	Jan-06	136,207
MG-HIW Metrowest II, LLC	50.0%	Wachovia	2.7	%3/	Feb-05	7,326
4600 Madison Associates, LP	12.5%	State Farm	6.9%		Apr-18	16,721
Board of Trade Investment Co.	49.0%	KC Board of Trade Clearing Corp.	7.8%		Sep-07	749
Concourse Center Assoc., LLC	50.0%	Lincoln National Life Insurance Co.	7.0%		Jul-10	9,695
Highwoods-Markel Assoc., LLC	50.0%	Innsbrook Centre	5.9%		Jan-14	5,800
	50.0%	Essex	5.8%		Jan-14	12,263
	50.0%	Markel-American	5.7%		Jan-14	9,675
	50.0%	Markel Plaza	5.8%		Jan-14	12,263

Total Highwoods-Markel Assoc., LLC						40,001
SF-HIW Harborview Plaza, LP	20.0%	Met Life	6.1%		Oct-12	22,800
Plaza Colonnade, LLC	50.0%	Wells Fargo	3.2%		Feb-06	16,496

Total Secured Loans						$533,959

Highwoods’ Share of the above						$190,541

1/	Includes 16 fixed rate loans under $4 million with maturities ranging from January 2006 to July 2011

2/	Includes 6 fixed rate loans under $6 million with maturities ranging from May 2008 to September 2012

3/	The floating rate loans’ interest rates are based on December 31, 2003’s rates.

4/	Includes 5 fixed rate loans under $6 million maturing between October 2007 to September 2012 and a floating rate loan under $6 million that matures in November 2015

Highwoods Properties, Inc.	Page 35	12/31/03

Portfolio Summary Unconsolidated Joint Ventures

As of December 31, 2003

Summary by Location:

	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market			Office	Industrial	Retail	Multi- Family	Total
Des Moines	2,245,000	95.3%	33.5%	4.2%	1.2%	4.3%	43.2%
Orlando	1,764,000	85.6%	17.9%	—	—	—	17.9%
Atlanta	650,000	86.7%	11.8%	—	—	—	11.8%
Research Triangle	455,000	98.7%	4.2%	—	—	—	4.2%
Kansas City	427,000	87.6%	4.2%	—	—	—	4.2%
Piedmont Triad	364,000	100.0%	4.7%	—	—	—	4.7%
Tampa	205,000	92.1%	2.5%	—	—	—	2.5%
Charlotte	148,000	100.0%	1.0%	—	—	—	1.0%
Richmond	412,000	99.0%	9.9%	—	—	—	9.9%
Other	110,000	100.0%	0.6%	—	—	—	0.6%

Total	6,780,000	92.2%	90.3%	4.2%	1.2%	4.3%	100.0%

1/	Excludes Des Moines’ apartment units

2/	Excludes Des Moines’ apartment occupancy percentage of 90%

3/	Annualized Rental Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 36	12/31/03

Unconsolidated Joint Ventures Lease Expirations

December 31, 2003

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2004	690,418	10.8%	$11,528	$16.70	10.1%
2005	696,500	10.9%	11,975	17.19	10.5%
2006	771,276	12.0%	13,454	17.44	11.8%
2007	350,407	5.5%	7,281	20.78	6.4%
2008	1,030,504	16.1%	16,451	15.96	14.5%
2009	620,109	9.7%	12,093	19.50	10.6%
2010	328,045	5.1%	4,587	13.98	4.0%
2011	427,781	6.7%	9,134	21.35	8.0%
2012	296,741	4.6%	6,876	23.17	6.0%
2013	652,343	10.2%	11,629	17.83	10.2%
2014 and thereafter	540,319	8.4%	9,023	16.70	7.9%

	6,404,443	100.0%	$114,031	$17.80	100.0%

1/	Annualized Revenue is December 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 37	12/31/03

Unconsolidated Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/03	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$69,700	$25,827	59%	Q304	Q305
Summit	50%	Des Moines	36,000	3,559	716	72%	Q304	Q305
Pinehurst	50%	Des Moines	36,000	3,559	592	36%	Q304	Q305

Highwoods’ Share of the above			357,000	$38,409	$13,568	58%

1/	Includes $14.1 million in investment cost that will be funded by tax increment financing

Highwoods Properties, Inc.	Page 38	12/31/03